EXHIBIT (4)(l)

FORM OF RIDER (INCOME SELECT FOR LIFE)

Home Office located at:
A Stock Company (Hereafter called the Company, we, our or us)	4 Manhattanville Road, Purchase, New York 10577 Adm. Office located at: 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499 (319) 398-8511

GUARANTEED MINIMUM WITHDRAWAL BENEFIT

This rider is issued as a part of the policy (contract) to which it is attached.

Rider Data Specification

Policy Number:	12345
Rider Date:	12/15/2006
Rider Fee Percentage:	0.40%
Annuitant:	John Doe

Annuitant’s Issue Age/Sex:	35 / Male

ARTICLE I

This benefit provides a minimum withdrawal benefit that guarantees, upon election, a series of withdrawals from the contract equal to the “For Life” Withdrawal Percentage shown above of the benefit base. The benefit base is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating the cash surrender benefit or other guaranteed benefits.

This rider is not available for an existing qualified policy which has been continued by a surviving spouse or beneficiary as the new owner. This rider will terminate upon the annuitant’s death, if you surrender your policy, elect to upgrade (as described in Article Ill of this rider), or elect to receive annuity payments under your policy. This rider will also terminate if the policy to which this rider is attached is assigned or if the owner is changed without our approval. You can terminate this rider within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter. Termination of the rider will result in the loss of all benefits provided by the rider.

If you elect this rider, 100% of your policy value must be in one or more of the designated funds (shown on the application which is attached and made part of the policy). You can generally transfer between the designated funds as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated fund while this rider is in force. If you wish to make a transfer to a non-designated fund, this rider must be terminated, as described above, prior to making the transfer.

A rider fee will be deducted on each rider anniversary and upon rider termination as described below.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Gross Partial Withdrawal

The amount which will be deducted from your policy value as a result of each partial withdrawal.

Maximum Annual Withdrawal Amount

The maximum amount you may withdraw, under this rider, each year regardless of the policy value until the death of the annuitant.

Rider Anniversary

The anniversary of the rider date.

RGMB 18 0106 (NY) (IS)	(1)	(Income-Single)

ARTICLE I CONTINUED

Rider Fee

The rider fee is the rider fee percentage referenced above, multiplied by the total withdrawal base at the time the fee is deducted. This fee will be deducted from each subaccount in proportion to the amount of policy value in that subaccount on each rider anniversary. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since it was last deducted.

Rider Year

Each twelve-month period following the rider date.

Total Withdrawal Base

The total withdrawal base on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus the full amount of any premiums added after the rider date, less any adjustments for withdrawals described below.

ARTICLE II

FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can withdraw up to the maximum annual withdrawal amount each year, regardless of the policy value, until the annuitant’s death.

The “For Life” Withdrawal Percentage is determined by the attained age of the annuitant at the time of the first withdrawal of any amount from the policy value taken on or after January 1st following the annuitant’s 59th birthday:

Attained Age at First Withdrawal	“For Life” Withdrawal Percentage

59 - 64	4.5%
65 - 69	5.0%
70 - 74	5.5%
75 - 79	6.0%
80 - 84	6.5%
85 - 89	7.0%
90 - 94	7.5%
95 +	8.0%

If the annuitant is not yet 59 on the rider date, then this percentage will be zero until the January 1st following the annuitant’s 59th birthday.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Withdrawals guaranteed by this rider can be continued by selecting an amount and frequency of payment in accordance with the minimum withdrawal amount in the Systematic Payout Option section of the policy to which this rider attaches. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be paid.

We guarantee that you may withdraw up to the maximum annual withdrawal amount each year regardless of the policy value until the annuitant’s death. Any amount you withdraw in excess of the maximum annual withdrawal amount may impact the total withdrawal base, and the minimum remaining withdrawal amount on a greater than dollar-for-dollar basis.

Example

Assume you are the owner and annuitant and make a single premium payment of $100,000 when you are 55 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after ten rider years, your policy value has declined to $50,000 solely because of negative investment performance. Assuming a “For Life” withdrawal percentage of 5%, you could still withdraw up to $5000 each calendar year for the rest of your life (assuming that you do not withdraw more than $5000 in any one calendar year).

RGMB 18 0106 (NY) (IS)	(2)	(Income-Single)

ARTICLE II CONTINUED

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

The Guaranteed Minimum Withdrawal Benefit can only be taken as a withdrawal benefit and it does not increase the policy value.

Maximum Annual Withdrawal Amount

On the rider date the maximum annual withdrawal amount will be equal to the greater of 1 and 2, where:

1)	is A multiplied by 8 multiplied by C where:

A)	is the total withdrawal base on the rider date,

B)	is the “For Life” withdrawal percentage as determined and shown above. If the annuitant is not yet 59 on the rider date, this percentage will be equal to 0%, and

C)	is equal to the number of days between the rider date and January 1st of the next calendar year, divided by the number of days in the current calendar year.

2)	is an amount equal to the minimum required distribution amount (based on the premium paid to the policy to which this rider is attached) for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions, in certain situations. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

On January 1st of each subsequent calendar year following the rider date, the maximum annual withdrawal amount will be reset equal to the greater of 1 and 2, where:

1)	is A multiplied by B where:

A)	is the total withdrawal base as of this date, and

B)	is the “For Life” withdrawal percentage as determined and shown above. If the annuitant is not yet 59 on January 1st of the current calendar year, this percentage will be equal to 0%.

2)	is an amount equal to the minimum required distribution amount for the policy for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

RGMB 18 0106 (NY) (IS)	(3)	(Income-Single)

ARTICLE II CONTINUED

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and the minimum required distribution is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

Total Withdrawal Base Adjustments

Gross ‘partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by the greater of 1 and 2, where:

1)	is the excess gross partial withdrawal amount; and

2)	is the result of (A divided by B), multiplied by C, where:

A)	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the total withdrawal base prior to the withdrawal of the excess amount.

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

Designated Funds

If you elect this rider, you must allocate 100% of your initial premium payment and any subsequent premium payments into one or more of the designated funds. You can generally transfer between the designated funds as permitted under your policy

ARTICLE III

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider.

In the case of non-spousal joint owners where an owner who is not the annuitant dies, the surviving owner (who is also the sole designated beneficiary) may elect to receive lifetime income payments under this rider instead of receiving any benefits applicable to the policy. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the maximum annual withdrawal amount divided by the number of payments made per year. Once the payments begin, no additional premium payments will be accepted and no additional withdrawals will be paid.

RGMB 18 0106 (NY) (IS)	(4)	(Income-Single)

ARTICLE III CONTINUED

RIDER UPGRADE

You may elect, in writing, to upgrade the total withdrawal base to the policy value within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter, subject to the age restrictions on the new rider. If an upgrade is elected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own Rider Fee Percentage which may be higher than this rider’s Rider Fee Percentage. Other riders with different features may be chosen, if available by the Company.

At the time of upgrade, the maximum annual withdrawal amount will be recalculated based on the new total withdrawal base.

The new rider effective date will be the date the Company receives all information necessary, in a written form acceptable to the Company, to process the upgrade.

Signed for us at our home office.

RGMB 18 0106 (NY) (IS)	(5)	(Income-Single)

Home Office located at:
A Stock Company (Hereafter called the Company, we, our or us)	4 Manhattanville Road, Purchase, New York 10577 Adm. Office located at: 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499 (319) 398-8511

GUARANTEED MINIMUM WITHDRAWAL BENEFIT

This rider is issued as a part of the policy (contract) to which it is attached.

Rider Data Specification

Policy Number:	12345
Rider Date:	12/15/2006
Rider Fee Percentage:	0.60%
Annuitant:	John Doe

Annuitant’s Issue Age/Sex:	35 / Male
Annuitant’s Spouse:	Jane Doe
Annuitant’s Spouse’s Issue Age/Sex:	35 / Female

ARTICLE I

This benefit provides a minimum withdrawal benefit that guarantees, upon election, a series of withdrawals from the contract equal to the “For Life” Withdrawal Percentage shown above of the benefit base. The benefit base is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating the cash surrender benefit or other guaranteed benefits.

This rider is not available for an existing qualified policy which has been continued by a surviving spouse or beneficiary as the new owner. This rider will terminate upon the later of the annuitant’s or annuitant’s spouse’s (as of the rider date) death, if you surrender your policy, elect to upgrade (as described in Article III of this rider), or elect to receive annuity payments under your policy. This rider will also terminate if the policy to which this rider is attached is assigned or if the owner is changed without our approval. You can terminate this rider within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter. Termination of the rider will result in the loss of all benefits provided by the rider.

If you elect this rider, 100% of your policy value must be in one or more of the designated funds (shown on the application which is attached and made part of the policy). You can generally transfer between the designated funds as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated fund while this rider is in force. If you wish to make a transfer to a non-designated fund, this rider must be terminated, as described above, prior to making the transfer.

The annuitant’s spouse as of the rider date is hereafter referred to as the annuitant’s spouse. As it pertains to the benefits of this rider, the annuitant’s spouse can not be changed. The annuitant’s spouse must be the sole primary beneficiary and/or a joint owner. The only living owners allowed on the contract to which this rider is attached are the annuitant and the annuitant’s spouse.

A rider fee will be deducted on each rider anniversary and upon rider termination as described below.

RGMB 18 0106 (NY) (IJ)	(1)	(Income-Joint)

ARTICLE I CONTINUED

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Gross Partial Withdrawal

The amount which will be deducted from your policy value as a result of each partial withdrawal.

Maximum Annual Withdrawal Amount

The maximum amount you may withdraw, under this rider, each year regardless of the policy value until the death of the annuitant or annuitant’s spouse.

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The rider fee is the rider fee percentage referenced above, multiplied by the total withdrawal base at the time the fee is deducted. This fee will be deducted from each subaccount in proportion to the amount of policy value in that subaccount on each rider anniversary. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since it was last deducted.

Rider Year

Each twelve-month period following the rider date.

Total Withdrawal Base

The total withdrawal base on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus the full amount of any premiums added after the rider date, less any adjustments for withdrawals described below.

ARTICLE II

FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can withdraw up to the maximum annual withdrawal amount each year, regardless of the policy value, until the later of the annuitant’s or the annuitant’s spouse’s death.

The “For Life” Withdrawal Percentage is determined by the attained age of the younger of the living spouses at the time of the first withdrawal of any amount from the policy value taken on or after January 1st following the younger of the living spouse’s 59th birthday:

Attained Age at First Withdrawal	“For Life” Withdrawal Percentage

59 - 64	4.5%
65 - 69	5.0%
70 - 74	5.5%
75 - 79	6.0%
80 - 84	6.5%
85 - 89	7.0%
90 - 94	7.5%
95 +	8.0%

If the younger of the annuitant and the annuitant’s spouse is not yet 59 on the rider date, then this percentage will be zero until the January 1st following the younger of the living spouse’s 59th birthday.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Withdrawals guaranteed by this rider can be continued by selecting an amount and frequency of payment in accordance with the minimum withdrawal amount in the Systematic Payout Option section of the policy to which this rider attaches. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be paid.

RGMB 18 0106 (NY) (IJ)	(2)	(Income-Joint)

ARTICLE II CONTINUED

We guarantee that you may withdraw up to the maximum annual withdrawal amount each year regardless of the policy value until the annuitant’s or annuitant’s spouse’s death. Any amount you withdraw in excess of the maximum annual withdrawal amount may impact the total withdrawal base, and the minimum remaining withdrawal amount on a greater than dollar-for-dollar basis.

Example

Assume you are the owner and annuitant, and your spouse is either a joint owner or sole beneficiary, and you make a single premium payment of $100,000 when you are 55 years old and your spouse is 60 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after ten rider years, your policy value has declined to $50,000 solely because of negative investment performance. Assuming a “For Life” withdrawal percentage of 5% based on the younger age of you and your spouse, you could still withdraw up to $5000 each calendar year for the rest of your life (assuming that you do not withdraw more than $5000 in any one calendar year).

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

The Guaranteed Minimum Withdrawal Benefit can only be taken as a withdrawal benefit and it does not increase the policy value.

Maximum Annual Withdrawal Amount

On the rider date the maximum annual withdrawal amount will be equal to the greater of 1 and 2, where:

1)	is A multiplied by 8 multiplied by C where:

A)	is the total withdrawal base on the rider date,

B)	is the “For Life” withdrawal percentage as determined and shown above. If the younger of the annuitant or the annuitant’s spouse is not yet 59 on the rider date, this percentage will be equal to 0%, and

C)	is equal to the number of days between the rider date and January 1st of the next calendar year, divided by the number of days in the current calendar year.

2)	is an amount equal to the minimum required distribution amount (based on the premium paid to the policy to which this rider is attached) for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions, in certain situations. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below)

On January 1st of each subsequent calendar year following the rider date, the maximum annual withdrawal amount will be reset equal to the greater of 1 and 2, where:

1)	is A multiplied by B where:

A)	is the total withdrawal base as of this date, and

B)	is the “For Life” withdrawal percentage as determined and shown above. If the younger of the annuitant or the annuitant’s spouse is not yet 59 on January 1st of the current calendar year, this percentage will be equal to 0%.

2)	is an amount equal to the minimum required distribution amount for the policy for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

RGMB 18 0106 (NY) (IJ)	(3)	(Income-Joint)

ARTICLE II CONTINUED

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and the minimum required distribution is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

Total Withdrawal Base Adjustments

Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by the greater of 1 and 2, where:

1)	is the excess gross partial withdrawal amount; and

2)	is the result of (A divided by B), multiplied by C, where:

A)	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the total withdrawal base prior to the withdrawal of the excess amount.

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

Designated Funds

If you elect this rider, you must allocate 100% of your initial premium payment and any subsequent premium payments into one or more of the designated funds. You can generally transfer between the designated funds as permitted under your policy

ARTICLE III

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider.

RIDER UPGRADE

You may elect, in writing, to upgrade the total withdrawal base to the policy value within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter, subject to the age restrictions on the new rider. If an upgrade is elected, this rider will terminate and a new rider with the same features will be issued with a new rider date. Both annuitants must be alive when the upgrade is elected. If only one annuitant is alive or if a different rider structure is desired, other riders with different features may be chosen, if available by the Company. The new rider will have its own Rider Fee Percentage which may be higher than this rider’s Rider Fee Percentage.

At the time of upgrade, the maximum annual withdrawal amount will be recalculated based on the new total withdrawal base.

The new rider effective date will be the date the Company receives all information necessary, in a written form acceptable to the Company, to process the upgrade.

Signed for us at our home office.

RGMB 18 0106 (NY) (IJ)	(4)	(Income-Joint)

Home Office located at:
A Stock Company (Hereafter called the Company, we, our or us)	4 Manhattanville Road, Purchase, New York 10577 Adm. Office located at: 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499 (319) 398-8511

GUARANTEED MINIMUM WITHDRAWAL BENEFIT PLUS GROWTH

This rider is issued as a part of the policy (contract) to which it is attached.

Rider Data Specification

Policy Number:	12345
Rider Date:	12/15/2006
Growth Rate Percentage:	5.00%
Rider Fee Percentage:	0.65%
Annuitant:	John Doe

Annuitant’s Issue Age/Sex:	35 / Male

ARTICLE I

This benefit provides a minimum withdrawal benefit that guarantees, upon election, a series of withdrawals from the contract equal to the “For Life” Withdrawal Percentage shown above of the benefit base. The benefit base is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating the cash surrender benefit or other guaranteed benefits.

This rider is not available for an existing qualified policy which has been continued by a surviving spouse or beneficiary as the new owner. This rider will terminate upon the annuitant’s death, if you surrender your policy, elect to upgrade (as described in Article III of this rider), or elect to receive annuity payments under your policy. This rider will also terminate if the policy to which this rider is attached is assigned or if the owner is changed without our approval. You can terminate this rider within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter. Termination of the rider will result in the loss of all benefits provided by the rider.

If you elect this rider, 100% of your policy value must be in one or more of the designated funds (shown on the application which is attached and made part of the policy). You can generally transfer between the designated funds as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated fund while this rider is in force. If you wish to make a transfer to a non-designated fund, this rider must be terminated, as described above, prior to making the transfer.

A rider fee will be deducted on each rider anniversary and upon rider termination as described below.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Gross Partial Withdrawal

The amount which will be deducted from your policy value as a result of each partial withdrawal.

Maximum Annual Withdrawal Amount

The maximum amount you may withdraw, under this rider, each year regardless of the policy value until the death of the annuitant.

Rider Anniversary

The anniversary of the rider date.

RGMB 18 0106 (NY) (GS)	(1)	(Income/Growth-Single)

ARTICLE I CONTINUED

Rider Fee

The rider fee is the rider fee percentage referenced above, multiplied by the total withdrawal base at the time the fee is deducted. This fee will be deducted from each subaccount in proportion to the amount of policy value in that subaccount on each rider anniversary. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since it was last deducted.

Rider Year

Each twelve-month period following the rider date.

Total Withdrawal Base

The total withdrawal base on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year).

The total withdrawal base during the growth period (as described in Article II) is equal to:

A)	the total withdrawal base on the rider date, plus

B)	any premiums added during the growth period,

C)	all of which are accumulated daily to the end of the growth period at an annual effective rate equal to the growth rate percentage shown on page 1.

The total withdrawal base after the growth period is equal to:

A)	the total withdrawal base at the end of the growth period, plus

B)	any premiums added after the growth period, less

C)	any adjustments for withdrawals (as described under “Total Withdrawal Base Adjustments”) including the withdrawal at the end of the growth period, if any.

The growth period stops upon or at the earlier of the first withdrawal of any amount from the policy value or the 10th rider anniversary.

ARTICLE II

GROWTH BENEFIT AND GROWTH PERIOD

The total withdrawal base will accumulate using the growth rate percentage shown in the Rider Data Specifications, as described in Article I. The growth period is the period of time from the rider date until the earlier of the first withdrawal of any amount from the policy value or the 10th rider anniversary. The growth rate percentage applies only to the total withdrawal base.

FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can withdraw up to the maximum annual withdrawal amount each year, regardless of the policy value, until the annuitant’s death.

The “For Life” Withdrawal Percentage is determined by the attained age of the annuitant at the time of the first withdrawal of any amount from the policy value taken on or after January 1st following the annuitant’s 59th birthday:

Attained Age at First Withdrawal	“For Life” Withdrawal Percentage

59 - 64	4.5%
65 - 69	5.0%
70 - 74	5.5%
75 - 79	6.0%
80 - 84	6.5%
85 - 89	7.0%
90 - 94	7.5%
95 +	8.0%

RGMB 18 0106 (NY) (GS)	(2)	(Income/Growth-Single)

ARTICLE II CONTINUED

If the annuitant is not yet 59 on the rider date, then this percentage will be zero until the January 1st following the annuitant’s 59th birthday.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Withdrawals guaranteed by this rider can be continued by selecting an amount and frequency of payment in accordance with the minimum withdrawal amount in the Systematic Payout Option section of the policy to which this rider attaches. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be paid.

We guarantee that you may withdraw up to the maximum annual withdrawal amount each year regardless of the policy value until the annuitant’s death. Any amount you withdraw in excess of the maximum annual withdrawal amount may impact the total withdrawal base, and the minimum remaining withdrawal amount on a greater than dollar-for-dollar basis.

Example

Assume you are the owner and annuitant and make a single premium payment of $100,000 when you are 55 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after ten rider years, your policy value has declined to $50,000 solely because of negative investment performance, and your total withdrawal base has accumulated at the growth rate percentage of 5% to $162,889. Assuming a “For Life” withdrawal percentage of 5%, you could still withdraw up to $8,144 each calendar year for the rest of your life (assuming that you do not withdraw more than $8,144 in any one calendar year).

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

The Guaranteed Minimum Withdrawal Benefit can only be taken as a withdrawal benefit and it does not increase the policy value.

Maximum Annual Withdrawal Amount

On the rider date the maximum annual withdrawal amount will be equal to the greater of 1 and 2, where:

1)	is A multiplied by B multiplied by C where:

A)	is the total withdrawal base on the rider date,

B)	is the “For Life” withdrawal percentage as determined and shown above. If the annuitant is not yet 59 on the rider date, this percentage will be equal to 0%, and

C)	is equal to the number of days between the rider date and January 1st of the next calendar year, divided by the number of days in the current calendar year.

2)	is an amount equal to the minimum required distribution amount (based on the premium paid to the policy to which this rider is attached) for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions, in certain situations. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

RGMB 18 0106 (NY) (GS)	(3)	(Income/Growth-Single)

ARTICLE II CONTINUED

On January 1st of each subsequent calendar year following the rider date, the maximum annual withdrawal amount will be reset equal to the greater of 1 and 2, where:

1)	is A multiplied by B where:

A)	is the total withdrawal base as of this date, and

B)	is the “For Life” withdrawal percentage as determined and shown above. If the annuitant is not yet 59 on January 1st of the current calendar year, this percentage will be equal to 0%.

2)	is an amount equal to the minimum required distribution amount for the policy for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and the minimum required distribution is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

Total Withdrawal Base Adjustments

Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by the greater of 1 and 2, where:

1)	is the excess gross partial withdrawal amount; and

2)	is the result of (A divided by B), multiplied by C, where:

A)	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the total withdrawal base prior to the withdrawal of the excess amount.

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

Designated Funds

If you elect this rider, you must allocate 100% of your initial premium payment and any subsequent premium payments into one or more of the designated funds. You can generally transfer between the designated funds as permitted under your policy

RGMB 18 0106 (NY) (GS)	(4)	(Income/Growth-Single)

ARTICLE III

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider.

In the case of non-spousal joint owners where an owner who is not the annuitant dies, the surviving owner (who is also the sole designated beneficiary) may elect to receive lifetime income payments under this rider instead of receiving any benefits applicable to the policy. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the maximum annual withdrawal amount divided by the number of payments made per year. Once the payments begin, no additional premium payments will be accepted and no additional withdrawals will be paid.

RIDER UPGRADE

You may elect, in writing, to upgrade the total withdrawal base to the policy value within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter, subject to the age restrictions on the new rider. If an upgrade is elected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own Growth Rate Percentage which may be lower than this rider’s Growth Rate Percentage. The new rider will have its own Rider Fee Percentage which may be higher than this rider’s Rider Fee Percentage. Other riders with different features may be chosen, if available by the Company.

At the time of upgrade, the maximum annual withdrawal amount will be recalculated based on the new total withdrawal base.

The new rider effective date will be the date the Company receives all information necessary, in a written form acceptable to the Company, to process the upgrade.

1)	is the excess gross partial withdrawal amount; and

2)	is the result of (A divided by B), multiplied by C, where:

A)	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the total withdrawal base prior to the withdrawal of the excess amount.

Signed for us at our home office.

RGMB 18 0106 (NY) (GS)	(5)	(Income/Growth-Single)

Home Office located at:
A Stock Company (Hereafter called the Company, we, our or us)	4 Manhattanville Road, Purchase, New York 10577 Adm. Office located at: 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499 (319) 398-8511

GUARANTEED MINIMUM WITHDRAWAL BENEFIT PLUS GROWTH

This rider is issued as a part of the policy (contract) to which it is attached.

Rider Data Specification

Policy Number:	12345
Rider Date:	12/15/2006
Growth Rate Percentage:	5.00%
Rider Fee Percentage:	1.10%
Annuitant:	John Doe

Annuitant’s Issue Age/Sex:	35 / Male
Annuitant’s Spouse:	Jane Doe
Annuitant’s Spouse’s Issue Age/Sex:	35 / Female

ARTICLE I

This benefit provides a minimum withdrawal benefit that guarantees, upon election, a series of withdrawals from the contract equal to the “For Life” Withdrawal Percentage shown above of the benefit base. The benefit base is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating the cash surrender benefit or other guaranteed benefits.

This rider is not available for an existing qualified policy which has been continued by a surviving spouse or beneficiary as the new owner. This rider will terminate upon the later of the annuitant’s or annuitant’s spouse’s (as of the rider date) death, if you surrender your policy, elect to upgrade (as described in Article III of this rider), or elect to receive annuity payments under your policy. This rider will also terminate if the policy to which this rider is attached is assigned or if the owner is changed without our approval. You can terminate this rider within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter. Termination of the rider will result in the loss of all benefits provided by the rider.

If you elect this rider, 100% of your policy value must be in one or more of the designated funds (shown on the application which is attached and made part of the policy). You can generally transfer between the designated funds as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated fund while this rider is in force. If you wish to make a transfer to a non-designated fund, this rider must be terminated, as described above, prior to making the transfer.

The annuitant’s spouse as of the rider date is hereafter referred to as the annuitant’s spouse. As it pertains to the benefits of this rider, the annuitant’s spouse can not be changed. The annuitant’s spouse must be the sole primary beneficiary and/or a joint owner. The only living owners allowed on the contract to which this rider is attached are the annuitant and the annuitant’s spouse.

A rider fee will be deducted on each rider anniversary and upon rider termination as described below.

RGMB 18 0106 (NY) (GJ)	(1)	(Income/Growth-Joint)

ARTICLE I CONTINUED

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Gross Partial Withdrawal

The amount which will be deducted from your policy value as a result of each partial withdrawal.

Maximum Annual Withdrawal Amount

The maximum amount you may withdraw, under this rider, each year regardless of the policy value until the death of the annuitant or annuitant’s spouse.

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The rider fee is the rider fee percentage referenced above, multiplied by the total withdrawal base at the time the fee is deducted. This fee will be deducted from each subaccount in proportion to the amount of policy value in that subaccount on each rider anniversary. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since it was last deducted.

Rider Year

Each twelve-month period following the rider date.

Total Withdrawal Base

The total withdrawal base on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year).

The total withdrawal base during the growth period (as described in Article II) is equal to:

A)	the total withdrawal base on the rider date, plus

B)	any premiums added during the growth period,

C)	all of which are accumulated daily to the end of the growth period at an annual effective rate equal to the growth rate percentage shown on page 1.

The total withdrawal base after the growth period is equal to:

A)	the total withdrawal base at the end of the growth period, plus

B)	any premiums added after the growth period, less

C)	any adjustments for withdrawals (as described under “Total Withdrawal Base Adjustments”) including the withdrawal at the end of the growth period, if any.

The growth period stops upon or at the earlier of the first withdrawal of any amount from the policy value or the 10th rider anniversary.

ARTICLE II

GROWTH BENEFIT AND GROWTH PERIOD

The total withdrawal base will accumulate using the growth rate percentage shown in the Rider Data Specifications, as described in Article I. The growth period is the period of time from the rider date until the earlier of the first withdrawal of any amount from the policy value or the 10th rider anniversary. The growth rate percentage applies only to the total withdrawal base.

FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can withdraw up to the maximum annual withdrawal amount each year, regardless of the policy value, until the annuitant’s or the annuitant’s spouse’s death, whichever is later.

RGMB 18 0106 (NY) (GJ)	(2)	(Income/Growth-Joint)

ARTICLE II CONTINUED

The “For Life” Withdrawal Percentage is determined by the attained age of the younger of the living spouses at the time of the first withdrawal of any amount from the policy value taken on or after January 1st following the younger of the living spouse’s 59th birthday:

Attained Age at First Withdrawal	“For Life” Withdrawal Percentage

59 - 64	4.5%
65 - 69	5.0%
70 - 74	5.5%
75 - 79	6.0%
80 - 84	6.5%
85 - 89	7.0%
90 - 94	7.5%
95 +	8.0%

If the younger of the annuitant and the annuitant’s spouse is not yet 59 on the rider date, then this percentage will be zero until the January 1st following the younger of the living spouse’s 59th birthday.

Withdrawals will reduce the policy value of the policy to which this rider is attached. Once the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Withdrawals guaranteed by this rider can be continued by selecting an amount and frequency of payment in accordance with the minimum withdrawal amount in the Systematic Payout Option section of the policy to which this rider attaches. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be paid.

We guarantee that you may withdraw up to the maximum annual withdrawal amount each year regardless of the policy value until the annuitant’s or annuitant’s spouse’s death. Any amount you withdraw in excess of the maximum annual withdrawal amount may impact the total withdrawal base, and the minimum remaining withdrawal amount on a greater than dollar-for-dollar basis.

Example

Assume you are the owner and annuitant, and your spouse is either a joint owner or sole beneficiary, and you make a single premium payment of $100,000 when you are 55 years old and your spouse is 60 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after ten rider years, your policy value has declined to $50,000 solely because of negative investment performance, and your total withdrawal base has accumulated at the growth rate percentage of 5% to $162,889. Assuming a “For Life” withdrawal percentage of 5% based on the younger age of you and your spouse, you could still withdraw up to $8144 each calendar year for the rest of your life (assuming that you do not withdraw more than $8144 in any one calendar year).

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

The Guaranteed Minimum Withdrawal Benefit can only be taken as a withdrawal benefit and it does not increase the policy value.

Maximum Annual Withdrawal Amount

On the rider date the maximum annual withdrawal amount will be equal to the greater of 1 and 2, where:

1)	is A multiplied by B multiplied by C where:

A)	is the total withdrawal base on the rider date,

B)	is the “For Life” withdrawal percentage as determined and shown above. If the younger of the annuitant or the annuitant’s spouse is not yet 59 on the rider date, this percentage will be equal to 0%, and

C)	is equal to the number of days between the rider date and January 1st of the next calendar year, divided by the number of days in the current calendar year.

2)	is an amount equal to the minimum required distribution amount (based on the premium paid to the policy to which this rider is attached) for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

RGMB 18 0106 (NY) (GJ)	(3)	(Income/Growth-Joint)

ARTICLE II CONTINUED

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions, in certain situations. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below)

On January 1st of each subsequent calendar year following the rider date, the maximum annual withdrawal amount will be reset equal to the greater of 1 and 2, where:

1)	is A multiplied by B where:

A)	is the total withdrawal base as of this date, and

B)	is the “For Life” withdrawal percentage as determined and shown above. If the younger of the annuitant or the annuitant’s spouse is not yet 59 on January 1st of the current calendar year, this percentage will be equal to 0%.

2)	is an amount equal to the minimum required distribution amount for the policy for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and the minimum required distribution is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

Total Withdrawal Base Adjustments

Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by the greater of 1 and 2, where:

1)	is the excess gross partial withdrawal amount; and

2)	is the result of (A divided by B), multiplied by C, where:

A)	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the total withdrawal base prior to the withdrawal of the excess amount.

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

RGMB 18 0106 (NY) (GJ)	(4)	(Income/Growth-Joint)

ARTICLE II CONTINUED

Designated Funds

If you elect this rider, you must allocate 100% of your initial premium payment and any subsequent premium payments into one or more of the designated funds. You can generally transfer between the designated funds as permitted under your policy.

ARTICLE III

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider.

RIDER UPGRADE

You may elect, in writing, to upgrade the total withdrawal base to the policy value within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter, subject to the age restrictions on the new rider. If an upgrade is elected, this rider will terminate and a new rider with the same features will be issued with a new rider date. Both annuitants must be alive when the upgrade is elected. If only one annuitant is alive or if a different rider structure is desired, other riders with different features may be chosen, if available by the Company. The new rider will have its own Growth Rate Percentage which may be lower than this rider’s Growth Rate Percentage. The new rider will have its own Rider Fee Percentage which may be higher than this rider’s Rider Fee Percentage

At the time of upgrade, the maximum annual withdrawal amount will be recalculated based on the new total withdrawal base.

The new rider effective date will be the date the Company receives all information necessary, in a written form acceptable to the Company, to process the upgrade.

Signed for us at our home office.

RGMB 18 0106 (NY) (GJ)	(5)	(Income/Growth-Joint)

Home Office located at:
A Stock Company (Hereafter called the Company, we, our or us)	4 Manhattanville Road, Purchase, New York 10577 Adm. Office located at: 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499 (319) 398-8511

GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND DEATH BENEFIT RIDER

This rider is issued as a part of the policy (contract) to which it is attached.

Rider Data Specification

Policy Number:	12345
Rider Date:	12/15/2006
Rider Fee Percentage:	0.65%
Annuitant:	John Doe

Annuitant’s Issue Age/Sex:	35 / Male

ARTICLE I

This benefit provides a minimum withdrawal benefit that guarantees, upon election, a series of withdrawals from the contract equal to the “For Life” Withdrawal Percentage shown above of the benefit base. The benefit base is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating the cash surrender benefit or other guaranteed benefits.

This rider is not available for an existing qualified policy which has been continued by a surviving spouse or beneficiary as the new owner. This rider will terminate upon the annuitant’s death, if you surrender your policy, elect to upgrade (as described in Article III of this rider), or elect to receive annuity payments under your policy. This rider will also terminate if the policy to which this rider is attached is assigned or if the owner is changed without our approval. You can terminate this rider within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter. Termination of the rider will result in the loss of all benefits provided by the rider.

If you elect this rider, 100% of your policy value must be in one or more of the designated funds (shown on the application which is attached and made part of this policy). You can generally transfer between the designated funds as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated fund while this rider is in force. If you wish to make a transfer to a non-designated fund, this rider must be terminated, as described above, prior to making the transfer.

A rider fee will be deducted on each rider anniversary and upon rider termination as described below.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Gross Partial Withdrawal

The amount which will be deducted from your policy value as a result of each partial withdrawal.

Maximum Annual Withdrawal Amount

The maximum amount you may withdraw, under this rider, each year regardless of the policy value until the death of the annuitant.

Rider Anniversary

The anniversary of the rider date.

RGMB 18 0106 (NY) (DS)	(1)	(Income/Death-Single)

Rider Fee

The rider fee is the rider fee percentage referenced above, multiplied by the total withdrawal base at the time the fee is deducted. This fee will be deducted from each subaccount in proportion to the amount of policy value in that subaccount on each rider anniversary. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since it was last deducted.

Rider Year

Each twelve-month period following the rider date.

Total Withdrawal Base

The total withdrawal base on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus the full amount of any premiums added after the rider date, less any adjustments for withdrawals described below.

ARTICLE II

FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can withdraw up to the maximum annual withdrawal amount each year, regardless of the policy value, until the annuitant’s death.

The “For Life” Withdrawal Percentage is determined by the attained age of the annuitant at the time of the first withdrawal of any amount from the policy value taken on or after January 1st following the annuitant’s 59th birthday:

Attained Age at First Withdrawal	“For Life” Withdrawal Percentage

59 - 64	4.5%
65 - 69	5.0%
70 - 74	5.5%
75 - 79	6.0%
80 - 84	6.5%
85 - 89	7.0%
90 - 94	7.5%
95 +	8.0%

If the annuitant is not yet 59 on the rider date, then this percentage will be zero until the January 1st following the annuitant’s 59th birthday.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Withdrawals guaranteed by this rider can be continued by selecting an amount and frequency of payment in accordance with the minimum withdrawal amount in the Systematic Payout Option section of the policy to which this rider attaches. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be paid.

We guarantee that you may withdraw up to the maximum annual withdrawal amount each year regardless of the policy value until the annuitant’s death. Any amount you withdraw in excess of the maximum annual withdrawal amount may impact the total withdrawal base, and the minimum remaining withdrawal amount on a greater than dollar-for-dollar basis.

Example

Assume you are the owner and annuitant and make a single premium payment of $100,000 when you are 55 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after ten rider years, your policy value has declined to $50,000 solely because of negative investment performance. Assuming a “For Life” withdrawal percentage of 5%, you could still withdraw up to $5000 each calendar year for the rest of your life (assuming that you do not withdraw more than $5000 in any one calendar year).

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

RGMB 18 0106 (NY) (DS)	(2)	(Income/Death-Single)

ARTICLE II CONTINUED

The Guaranteed Minimum Withdrawal Benefit can only be taken as a withdrawal benefit and it does not increase the policy value.

Maximum Annual Withdrawal Amount

On the rider date the maximum annual withdrawal amount will be equal to the greater of 1 and 2, where:

1)	is A multiplied by B multiplied by C where:

A)	is the total withdrawal base on the rider date,

B)	is the “For Life” withdrawal percentage as determined and shown above. If the annuitant is not yet 59 on the rider date, this percentage will be equal to 0%, and

C)	is equal to the number of days between the rider date and January 1st of the next calendar year, divided by the number of days in the current calendar year.

2)	is an amount equal to the minimum required distribution amount (based on the premium paid to the policy to which this rider is attached) for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions, in certain situations. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

On January 1st of each subsequent calendar year following the rider date, the maximum annual withdrawal amount will be reset equal to the greater of 1 and 2, where:

1)	is A multiplied by B where:

A)	is the total withdrawal base as of this date, and

B)	is the “For Life” withdrawal percentage as determined and shown above. If the annuitant is not yet 59 on January 1st of the current calendar year, this percentage will be equal to 0%.

2)	is an amount equal to the minimum required distribution amount for the policy for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and the minimum required distribution is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

RGMB 18 0106 (NY) (DS)	(3)	(Income/Death-Single)

Minimum Remaining Withdrawal Amount

The minimum remaining withdrawal amount is the total minimum dollar amount of guaranteed withdrawals you have remaining, provided withdrawals do not exceed the maximum annual withdrawal amount each rider year. The minimum remaining withdrawal amount on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). The minimum remaining withdrawal amount after the rider date is equal to the minimum remaining withdrawal amount on the rider date plus any premiums added after the rider date (not including premium enhancements, if any) less any adjustments for withdrawals (as described under “Minimum Withdrawal Amount Adjustments” below).

Minimum Remaining Withdrawal Amount Adjustments

Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar for dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the greater of:

1)	the excess gross partial withdrawal amount; and

2)	the result of (A divided by B), multiplied by C, where:

A)	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

Total Withdrawal Base Adjustments

Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by the greater of 1 and 2, where:

1)	is the excess gross partial withdrawal amount; and

2)	is the result of (A divided by B), multiplied by C, where:

A)	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the total withdrawal base prior to the withdrawal of the excess amount.

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

Death Benefit

Upon the death of the annuitant, we will pay an additional death benefit amount equal to the excess, if any, of the minimum remaining withdrawal amount over the base policy death benefit and this rider will then terminate.

Designated Funds

If you elect this rider, you must allocate 100% of your initial premium payment and any subsequent premium payments into one or more of the designated funds. You can generally transfer between the designated funds as permitted under your policy

RGMB 18 0106 (NY) (DS)	(4)	(Income/Death-Single)

ARTICLE III

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. No death benefit will be paid under this rider at this time.

In the case of non-spousal joint owners where an owner who is not the annuitant dies, the surviving owner (who is also the sole designated beneficiary) may elect to receive lifetime income payments under this rider instead of receiving any benefits applicable to the policy. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the maximum annual withdrawal amount divided by the number of payments made per year. Once the payments begin, no additional premium payments will be accepted and no additional withdrawals will be paid. If these payments are elected but the annuitant dies before the minimum remaining withdrawal amount equals zero, the annuitant’s beneficiary will receive a death benefit equal to the minimum remaining withdrawal amount.

RIDER UPGRADE

You may elect, in writing, to upgrade the total withdrawal base to the policy value within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter, subject to the age restrictions on the new rider. If an upgrade is elected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own Rider Fee Percentage which may be higher than this rider’s Rider Fee Percentage. Other riders with different features may be chosen, if available by the Company.

At the time of upgrade, the minimum remaining withdrawal amount will also be upgraded to the policy value and the maximum annual withdrawal amount will be recalculated based on the new total withdrawal base.

The new rider effective date will be the date the Company receives all information necessary, in a written form acceptable to the Company, to process the upgrade.

Signed for us at our home office.

RGMB 18 0106 (NY) (DS)	(5)	(Income/Death-Single)

Home Office located at:
A Stock Company (Hereafter called the Company, we, our or us)	4 Manhattanville Road, Purchase, New York 10577 Adm. Office located at: 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499 (319) 398-8511

GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND DEATH BENEFIT RIDER

This rider is issued as a part of the policy (contract) to which it is attached.

Rider Data Specification

Policy Number:	12345
Rider Date:	12/15/2006
Rider Fee Percentage:	0.80%
Annuitant:	John Doe

Annuitant’s Issue Age/Sex:	35 / Male
Annuitant’s Spouse:	Jane Doe
Annuitant’s Spouse’s Issue Age/Sex:	35 / Female

ARTICLE I

This benefit provides a minimum withdrawal benefit that guarantees, upon election, a series of withdrawals from the contract equal to the “For Life” Withdrawal Percentage shown above of the benefit base. The benefit base is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating the cash surrender benefit or other guaranteed benefits.

This rider is not available for an existing qualified policy which has been continued by a surviving spouse or beneficiary as the new owner. This rider will terminate upon the later of the annuitant’s or the annuitant’s spouse’s (as of the rider date) death, if you surrender your policy, elect to upgrade (as described in Article ill of this rider), or elect to receive annuity payments under your policy. This rider will also terminate if the policy to which this rider is attached is assigned or if the owner is changed without our approval. You can terminate this rider within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter. Termination of the rider will result in the loss of all benefits provided by the rider.

If you elect this rider, 100% of your policy value must be in one or more of the designated funds (shown on the application which is attached and made part of the policy). You can generally transfer between the designated funds as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated fund while this rider is in force. If you wish to make a transfer to a non-designated fund, this rider must be terminated, as described above, prior to making the transfer.

The annuitant’s spouse as of the rider date is hereafter referred to as the annuitant’s spouse. As it pertains to the benefits of this rider, the annuitant’s spouse can not be changed. The annuitant’s spouse must be the sole primary beneficiary and/or a joint owner. The only living owners allowed on the contract to which this rider is attached are the annuitant and the annuitant’s spouse.

A rider fee will be deducted on each rider anniversary and upon rider termination as described below.

RGMB 18 0106 (NY) (DJ)	(1)	(Income/Death-Joint)

ARTICLE I CONTINUED

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Gross Partial Withdrawal

The amount which will be deducted from your policy value as a result of each partial withdrawal.

Maximum Annual Withdrawal Amount

The maximum amount you may withdraw, under this rider, each year regardless of the policy value until the death of the annuitant or annuitant’s spouse.

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The rider fee is the rider fee percentage referenced above, multiplied by the total withdrawal base at the time the fee is deducted. This fee will be deducted from each subaccount in proportion to the amount of policy value in that subaccount on each rider anniversary. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since it was last deducted.

Rider Year

Each twelve-month period following the rider date.

Total Withdrawal Base

The total withdrawal base on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus the full amount of any premiums added after the rider date, less any adjustments for withdrawals described below.

ARTICLE II

FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can withdraw up to the maximum annual withdrawal amount each year, regardless of the policy value, until the annuitant’s or the annuitant’s spouse’s death, whichever is later.

The “For Life” Withdrawal Percentage is determined by the attained age of the younger of the living spouses at the time of the first withdrawal of any amount from the policy value taken on or after January 1st following the younger of the living spouse’s 59th birthday.

Attained Age at First Withdrawal	“For Life” Withdrawal Percentage

59 - 64	4.5%
65 - 69	5.0%
70 - 74	5.5%
75 - 79	6.0%
80 - 84	6.5%
85 - 89	7.0%
90 - 94	7.5%
95 +	8.0%

If the younger of the annuitant and the annuitant’s spouse is not yet 59 on the rider date, then this percentage will be zero until the January 1st following the younger of the living spouse’s 59th birthday.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Withdrawals guaranteed by this rider can be continued by selecting an amount and frequency of payment in accordance with the minimum withdrawal amount in the Systematic Payout Option section of the policy to which this rider attaches. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be paid.

RGMB 18 0106 (NY) (DJ)	(2)	(Income/Death-Joint)

ARTICLE II CONTINUED

We guarantee that you may withdraw up to the maximum annual withdrawal amount each year regardless of the policy value until .the annuitant’s or annuitant’s spouse’s death. Any amount you withdraw in excess of the maximum annual withdrawal amount may impact the total withdrawal base, and the minimum remaining withdrawal amount on a greater than dollar-for-dollar basis.

Example

Assume you are the owner and annuitant, and your spouse is either a joint owner or sole beneficiary, and you make a single premium payment of $100,000 when you are 55 years old and your spouse is 60 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after ten rider years, your policy value has declined to $50,000 solely because of negative investment performance. Assuming a “For Life” withdrawal percentage of 5% based on the younger age of you and your spouse, you could still withdraw up to $5000 each calendar year for the rest of your life (assuming that you do not withdraw more than $5000 in any one calendar year).

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

The Guaranteed Minimum Withdrawal Benefit can only be taken as a withdrawal benefit and it does not increase the policy value.

Maximum Annual Withdrawal Amount

On the rider date the maximum annual withdrawal amount will be equal to the greater of 1 and 2, where:

1)	A multiplied by B multiplied by C where:

A)	is the total withdrawal base on the rider date,

B)	is the “For Life” withdrawal percentage as determined and shown above. If the younger of the annuitant or the annuitant’s spouse is not yet 59 on the rider date, this percentage will be equal to 0%, and

C)	is equal to the number of days between the rider date and January 1st of the next calendar year, divided by the number of days in the current calendar year.

2)	is an amount equal to the minimum required distribution amount (based on the premium paid to the policy to which this rider is attached) for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions, in certain situations. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

On January 1st of each subsequent calendar year following the rider date, the maximum annual withdrawal amount will be reset equal to the greater of 1 and 2 where:

1)	is A multiplied by B where:

A)	is the total withdrawal base as of this date, and

B)	is the “For Life” withdrawal percentage as determined and shown above. If the younger of the annuitant or the annuitant’s spouse is not yet 59 on January 1st of the current calendar year, this percentage will be equal to 0%.

2)	is an amount equal to the minimum required distribution amount for this policy for the current calendar year using the annuitant’s age only if all of the following are true:

RGMB 18 0106 (NY) (DJ)	(3)	(Income/Death-Joint)

ARTICLE II CONTINUED

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 l/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and the minimum required distribution is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

Minimum Remaining Withdrawal Amount

The minimum remaining withdrawal amount is the total minimum dollar amount of guaranteed withdrawals you have remaining, provided withdrawals do not exceed the maximum annual withdrawal amount each rider year. The minimum remaining withdrawal amount on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). The minimum remaining withdrawal amount after the rider date is equal to the minimum remaining withdrawal amount on the rider date plus any premiums added after the rider date (not including premium enhancements, if any) less any adjustments for withdrawals (as described under “Minimum Withdrawal Amount Adjustments”).

Minimum Remaining Withdrawal Amount Adjustments

Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar for dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the greater of:

1)	the excess gross partial withdrawal amount; and

2)	the result of (A divided by B), multiplied by C, where:

A)	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

Total Withdrawal Base Adjustments

Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by the greater of:

1)	the excess gross partial withdrawal amount; and

2)	the result of (A divided by B), multiplied by C, where:

A)	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the total withdrawal base prior to the withdrawal of the excess amount.

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

RGMB 18 0106 (NY) (DJ)	(4)	(Income/Death-Joint)

ARTICLE II CONTINUED

Death Benefit

Upon the later of the annuitant or the annuitant’s spouse’s death, we will pay an additional death benefit amount equal to the excess, if any, of the minimum remaining withdrawal amount over the base policy death benefit and this rider will then terminate.

Designated Funds

If you elect this rider, you must allocate 100% of your initial premium payment and any subsequent premium payments into one or more of the designated funds. You can generally transfer between the designated funds as permitted under your policy.

ARTICLE III

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. No death benefit will be paid under this rider at this time.

RIDER UPGRADE

You may elect, in writing, to upgrade the total withdrawal base to the policy value within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter, subject to the age restrictions on the new rider. If an upgrade is elected, this rider will terminate and a new rider with the same features will be issued with a new rider date. Both annuitants must be alive when the upgrade is elected. If only one annuitant is alive or if a different rider structure is desired other riders with different features may be chosen, if available by the Company. The new rider will have its own Rider Fee Percentage which may be higher than this rider’s Rider Fee Percentage.

At the time of upgrade, the minimum remaining withdrawal amount will also be upgraded to the policy value and the maximum annual withdrawal amount will be recalculated based on the new total withdrawal base.

The new rider effective date will be the date the Company receives all information necessary, in a written form acceptable to the Company, to process the upgrade.

Signed for us at our home office.

RGMB 18 0106 (NY) (DJ)	(5)	(Income/Death-Joint)

Home Office located at:
A Stock Company (Hereafter called the Company, we, our or us)	4 Manhattanville Road, Purchase, New York 10577 Adm. Office located at: 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499 (319) 398-8511

GUARANTEED MINIMUM WITHDRAWAL BENEFIT PLUS GROWTH

AND DEATH BENEFIT RIDER

This rider is issued as a part of the policy (contract) to which it is attached.

Rider Data Specification

Policy Number:	12345
Rider Date:	12/15/2006
Growth Rate Percentage:	5.00%
Rider Fee Percentage:	0.90%
Annuitant:	John Doe

Annuitant’s Issue Age/Sex:	35 / Male

ARTICLE I

This benefit provides a minimum withdrawal benefit that guarantees, upon election, a series of withdrawals from the contract equal to the “For Life” Withdrawal Percentage shown above of the benefit base. The benefit base is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating the cash surrender benefit or other guaranteed benefits.

This rider is not available for an existing qualified policy which has been continued by a surviving spouse or beneficiary as the new owner. This rider will terminate upon the annuitant’s death, if you surrender your policy, elect to upgrade (as described in Article III of this rider), or elect to receive annuity payments under your policy. This rider will also terminate if the policy to which this rider is attached is assigned or if the owner is changed without our approval. You can terminate this rider within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter. Termination of the rider will result in the loss of all benefits provided by the rider.

If you elect this rider, 100% of your policy value must be in one or more of the designated funds (shown on the application which is attached and made part of the policy). You can generally transfer between the designated funds as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated fund while this rider is in force. If you wish to make a transfer to a non-designated fund, this rider must be terminated, as described above, prior to making the transfer.

A rider fee will be deducted on each rider anniversary and upon rider termination as described below.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Gross Partial Withdrawal

The amount which will be deducted from your policy value as a result of each partial withdrawal.

Maximum Annual Withdrawal Amount

The maximum amount you may withdraw, under this rider, each year regardless of the policy value until the death of the annuitant.

Rider Anniversary

The anniversary of the rider date.

RGMB 18 0106 (NY) (AS)	(1)	(Income/Growth/Death-Single)

ARTICLE I CONTINUED

Rider Fee

The rider fee is the rider fee percentage referenced above, multiplied by the total withdrawal base at the time the fee is deducted. This fee will be deducted from each subaccount in proportion to the amount of policy value in that subaccount on each rider anniversary. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since it was last deducted.

Rider Year

Each twelve-month period following the rider date.

Total Withdrawal Base

The total withdrawal base on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year).

The total withdrawal base during the growth period (as described in “Growth Benefit and Growth Period” in Article II) is equal to:

A)	the total withdrawal base on the rider date; plus

B)	any premiums added during the growth period;

C)	all of which are accumulated daily to the end of the growth period at an annual effective rate equal to the growth rate percentage shown on page 1.

The total withdrawal base after the growth period is equal to:

A)	the total withdrawal base at the end of the growth period, plus

B)	any premiums added after the growth period; less

C)	any adjustments for withdrawals (as described under “Total Withdrawal Base Adjustments”) including the withdrawal at the end of the growth period, if any.

The Growth Period stops upon or at the earlier of the first withdrawal of any amount from the policy value or the 10th rider anniversary.

ARTICLE II

GROWTH BENEFIT AND GROWTH PERIOD

The total withdrawal base will accumulate using the growth rate percentage shown in the Rider Data Specifications, as described in Article I. The growth period is the period of time from the rider date until the earlier of the first withdrawal of any amount from the policy value or the 10th rider anniversary. The growth rate percentage applies only to the total withdrawal base.

FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can withdraw up to the maximum annual withdrawal amount each year, regardless of the policy value, until the annuitant’s death.

The “For Life” Withdrawal Percentage is determined by the attained age of the annuitant at the time of the first withdrawal of any amount from the policy value taken on or after January 1st following the annuitant’s 59th birthday:

Attained Age at First Withdrawal	“For Life” Withdrawal Percentage

59 - 64	4.5%
65 - 69	5.0%
70 - 74	5.5%
75 - 79	6.0%
80 - 84	6.5%
85 - 89	7.0%
90 - 94	7.5%
95 +	8.0%

RGMB 18 0106 (NY) (AS)	(2)	(Income/Growth/Death-Single)

ARTICLE II CONTINUED

If the annuitant is not yet 59 on the rider date, then this percentage will be zero until the January 1st following the annuitant’s 59th birthday.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Withdrawals guaranteed by this rider can be continued by selecting an amount and frequency of payment in accordance with the minimum withdrawal amount in the Systematic Payout Option section of the policy to which this rider attaches. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be paid.

We guarantee that you may withdraw up to the maximum annual withdrawal amount each year regardless of the policy value until the annuitant’s death. Any amount you withdraw in excess of the maximum annual withdrawal amount may impact the total withdrawal base, and the minimum remaining withdrawal amount on a greater than dollar-for-dollar basis.

Example

Assume you are the owner and annuitant and make a single premium payment of $100,000 when you are 55 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after ten rider years, your policy value has declined to $50,000 solely because of negative investment performance, and your total withdrawal base has accumulated at the growth rate percentage of 5% to $162,889. Assuming a “For Life” withdrawal percentage of 5%, you could still withdraw up to $8,144 each calendar year for the rest of your life (assuming that you do not withdraw more than $8,144 in any one calendar year).

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

The Guaranteed Minimum Withdrawal Benefit can only be taken as a withdrawal benefit and it does not increase the policy value.

Maximum Annual Withdrawal Amount

On the rider date the maximum annual withdrawal amount will be equal to the greater of 1 and 2, where:

1)	is A multiplied by B multiplied by C where:

A)	is the total withdrawal base on the rider date,

B)	is the “For Life” withdrawal percentage as determined and shown above. If the annuitant is not yet 59 on the rider date, this percentage will be equal to 0%, and

C)	is equal to the number of days between the rider date and January 1st of the next calendar year, divided by the number of days in the current calendar year.

2)	is an amount equal to the minimum required distribution amount (based on the premium paid to the policy to which this rider is attached) for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a maximum annual withdrawal amount.

RGMB 18 0106 (NY) (AS)	(3)	(Income/Growth/Death-Single)

ARTICLE II CONTINUED

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions, in certain situations. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

On January 1st of each subsequent calendar year following the rider date, the maximum annual withdrawal amount will be reset equal to the greater of 1 and 2, where:

1)	is A multiplied by B where:

A)	is the total withdrawal base as of this date, and

B)	is the “For Life” withdrawal percentage as determined and shown above. If the annuitant is not yet 59 on January 1st of the current calendar year, this percentage will be equal to 0%.

2)	is an amount equal to the minimum required distribution amount for the policy for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and the minimum required distribution is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

Minimum Remaining Withdrawal Amount

The minimum remaining withdrawal amount is the total minimum dollar amount of guaranteed withdrawals you have remaining, provided withdrawals do not exceed the maximum annual withdrawal amount each rider year. The minimum remaining withdrawal amount on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). The minimum remaining withdrawal amount after the rider date is equal to the minimum remaining withdrawal amount on the rider date plus any premiums added after the rider date (not including premium enhancements, if any) less any adjustments for withdrawals (as described under “Minimum Withdrawal Amount Adjustments” below).

Minimum Remaining Withdrawal Amount Adjustments

Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar for dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the greater of:

1)	the excess gross partial withdrawal amount; and

RGMB 18 0106 (NY) (AS)	(4)	(Income/Growth/Death-Single)

ARTICLE II CONTINUED

2)	the result of (A divided by B), multiplied by C, where:

A)	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

Total Withdrawal Base Adjustments

Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by the greater of 1 and 2, where:

1)	is the excess gross partial withdrawal amount; and

2)	is the result of (A divided by B), multiplied by C, where:

A)	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the total withdrawal base prior to the withdrawal of the excess amount.

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

Death Benefit

Upon the death of the annuitant, we will pay an additional death benefit amount equal to the excess, if any, of the minimum remaining withdrawal amount over the base policy death benefit and this rider will then terminate.

Designated Funds

If you elect this rider, you must allocate 100% of your initial premium payment and any subsequent premium payments into one or more of the designated funds. You can generally transfer between the designated funds as permitted under your policy

ARTICLE III

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. No death benefit will be paid under this rider at this time.

In the case of non-spousal joint owners where an owner who is not the annuitant dies, the surviving owner (who is also the sole designated beneficiary) may elect to receive lifetime income payments under this rider instead of receiving any benefits applicable to the policy. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the maximum annual withdrawal amount divided by the number of payments made per year. Once the payments begin, no additional premium payments will be accepted and no additional withdrawals will be paid. If these payments are elected but the annuitant dies before the minimum remaining withdrawal amount equals zero, the annuitant’s beneficiary will receive a death benefit equal to the minimum remaining withdrawal amount.

RGMB 18 0106 (NY) (AS)	(5)	(Income/Growth/Death-Single)

ARTICLE III CONTINUED

RIDER UPGRADE

You may elect, in writing, to upgrade the total withdrawal base to the policy value within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter, subject to the age restrictions on the new rider. If an upgrade is elected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own Growth Rate Percentage which may be lower than this rider’s Growth Rate Percentage. The new rider will have its own Rider Fee Percentage which may be higher than this rider’s Rider Fee Percentage. Other riders with different features may be chosen, if available by the Company.

At the time of upgrade, the minimum remaining withdrawal amount will also be upgraded to the policy value and the maximum annual withdrawal amount will be recalculated based on the new total withdrawal base.

The new rider effective date will be the date the Company receives all information necessary, in a written form acceptable to the Company, to process the upgrade.

Signed for us at our home office.

RGMB 18 0106 (NY) (AS)	(6)	(Income/Growth/Death-Single)

Home Office located at:
A Stock Company (Hereafter called the Company, we, our or us)	4 Manhattanville Road, Purchase, New York 10577 Adm. Office located at: 4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499 (319) 398-8511

GUARANTEED MINIMUM WITHDRAWAL BENEFIT PLUS GROWTH

AND DEATH BENEFIT RIDER

This rider is issued as a part of the policy (contract) to which it is attached.

Rider Data Specification

Policy Number:	12345
Rider Date:	12/15/2006
Growth Rate Percentage:	5.00%
Rider Fee Percentage:	1.30%
Annuitant:	John Doe

Annuitant’s Issue Age/Sex:	35 / Male
Annuitant’s Spouse:	Jane Doe
Annuitant’s Spouse’s Issue Age/Sex:	35 / Female

ARTICLE I

This benefit provides a minimum withdrawal benefit that guarantees, upon election, a series of withdrawals from the contract equal to the “For Life” Withdrawal Percentage shown above of the benefit base. The benefit base is established for the sole purpose of determining the minimum withdrawal benefit and is not used in calculating the cash surrender benefit or other guaranteed benefits.

This rider is not available for an existing qualified policy which has been continued by a surviving spouse or beneficiary as the new owner. This rider will terminate upon the later of the annuitant’s or annuitant’s spouse’s (as of the rider date) death, if you surrender your policy, elect to upgrade (as described in Article III of this rider), or elect to receive annuity payments under your policy. This rider will also terminate if the policy to which this rider is attached is assigned or if the owner is changed without our approval. You can terminate this rider within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter. Termination of the rider will result in the loss of all benefits provided by the rider.

If you elect this rider, 100% of your policy value must be in one or more of the designated funds (shown on the application which is attached and made part of the policy). You can generally transfer between the designated funds as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated fund while this rider is in force. If you wish to make a transfer to a non-designated fund, this rider must be terminated, as described above, prior to making the transfer.

The annuitant’s spouse as of the rider date is hereafter referred to as the annuitant’s spouse. As it pertains to the benefits of this rider, the annuitant’s spouse can not be changed. The annuitant’s spouse must be the sole primary beneficiary and/or a joint owner. The only living owners allowed on the contract to which this rider is attached are the annuitant and the annuitant’s spouse.

A rider fee will be deducted on each rider anniversary and upon rider termination as described below.

RGMB 18 0106 (NY) (AJ)	(1)	(Income/Growth/Death-Joint)

ARTICLE I CONTINUED

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Gross Partial Withdrawal

The amount which will be deducted from your policy value as a result of each partial withdrawal.

Maximum Annual Withdrawal Amount

The maximum amount you may withdraw, under this rider, each year regardless of the policy value until the death of the annuitant or annuitant’s spouse.

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The rider fee is the rider fee percentage referenced above, multiplied by the total withdrawal base at the time the fee is deducted. This fee will be deducted from each subaccount in proportion to the amount of policy value in that subaccount on each rider anniversary. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since it was last deducted.

Rider Year

Each twelve-month period following the rider date.

Total Withdrawal Base

The total withdrawal base on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year).

The total withdrawal base during the growth period (as described in “Growth Benefit and Growth Period” above) is equal to:

A)	the total withdrawal base on the rider date; plus

B)	any premiums added during the growth period,

C)	all of which are accumulated daily to the end of the growth period at an annual effective rate equal to the growth rate percentage shown on page 1.

The total withdrawal base after the growth period is equal to:

A)	the total withdrawal base at the end of the growth period, plus

B)	any premiums added after the growth period; less

C)	any adjustments for withdrawals (as described under “Total Withdrawal Base Adjustments” below) including the withdrawal at the end of the growth period, if any.

The growth period stops upon or at the earlier of the first withdrawal of any amount from the policy value or the 10th rider anniversary.

ARTICLE II

GROWTH BENEFIT AND GROWTH PERIOD

The total withdrawal base will accumulate using the growth rate percentage shown in the Rider Data Specifications, as described in Article I. The growth period is the period of time from the rider date until the earlier of the first withdrawal of any amount from the policy value or the 10th rider anniversary. The growth rate percentage applies only to the total withdrawal base.

RGMB 18 0106 (NY) (AJ)	(2)	(Income/Growth/Death-Joint)

ARTICLE II CONTINUED

FOR LIFE GUARANTEED MINIMUM WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can withdraw up to the maximum annual withdrawal amount each year, regardless of the policy value, until the annuitant’s or the annuitant’s spouse’s death, whichever is later.

The “For Life” Withdrawal Percentage is determined by the attained age of the younger of the living spouses at the time of the first withdrawal of any amount from the policy value taken on or after January 1st following the younger of the living spouse’s 59th birthday:

Attained Age at First Withdrawal	“For Life” Withdrawal Percentage

59 - 64	4.5%
65 - 69	5.0%
70 - 74	5.5%
75 - 79	6.0%
80 - 84	6.5%
85 - 89	7.0%
90 - 94	7.5%
95 +	8.0%

If the younger of the annuitant and the annuitant’s spouse is not yet 59 on the rider date, then this percentage will be zero until the January 1st following the younger of the living spouse’s 59th birthday.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Withdrawals guaranteed by this rider can be continued by selecting an amount and frequency of payment in accordance with the minimum withdrawal amount in the Systematic Payout Option section of the policy to which this rider attaches. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be paid.

We guarantee that you may withdraw up to the maximum annual withdrawal amount each year regardless of the policy value until the annuitant’s or annuitant’s spouse’s death. Any amount you withdraw in excess of the maximum annual withdrawal amount may impact the total withdrawal base, and the minimum remaining withdrawal amount on a greater than dollar-for-dollar basis.

Example

Assume you are the owner and annuitant, and your spouse is either a joint owner or sole beneficiary, and you make a single premium payment of $100,000 when you are 55 years old and your spouse is 60 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after ten rider years, your policy value has declined to $50,000 solely because of negative investment performance, and your total withdrawal base has accumulated at the growth rate percentage of 5% to $162,889. Assuming a “For Life” withdrawal percentage of 5% based on the younger age of you and your spouse, you could still withdraw up to $8144 each calendar year for the rest of your life (assuming that you do not withdraw more than $8144 in any one calendar year).

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

The Guaranteed Minimum Withdrawal Benefit can only be taken as a withdrawal benefit and it does not increase the policy value.

Maximum Annual Withdrawal Amount

On the rider date the maximum annual withdrawal amount will be equal to the greater of 1 and 2, where:

1)	is A multiplied by B multiplied by C where:

A)	is the total withdrawal base on the rider date,

B)	is the “For Life” withdrawal percentage as determined and shown above. If the younger of the annuitant or the annuitant’s spouse is not yet 59 on the rider date, this percentage will be equal to 0%, and

C)	is equal to the number of days between the rider date and January 1st of the next calendar year, divided by the number of days in the current calendar year.

RGMB 18 0106 (NY) (AJ)	(3)	(Income/Growth/Death-Joint)

ARTICLE II CONTINUED

2)	is an amount equal to the minimum required distribution amount (based on the premium paid to the policy to which this rider is attached) for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 l/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions, in certain situations. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

On January 1st of each subsequent calendar year following the rider date, the maximum annual withdrawal amount will be reset equal to the greater of 1 and 2 where:

1)	is A multiplied by B where:

A)	is the total withdrawal base as of this date, and

B)	is the “For Life” withdrawal percentage as determined and shown above. If the younger of the annuitant or the annuitant’s spouse is not yet 59 on January 1st of the current calendar year, this percentage will be equal to 0%.

2)	is an amount equal to the minimum required distribution amount for the policy for the current calendar year using the annuitant’s age only if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then 2) is equal to zero and the minimum required distribution is not available as a maximum annual withdrawal amount.

An amount in addition to the amount described in 2 above, may need to be taken to satisfy minimum required distributions. Such additional withdrawal amount will be considered an excess gross partial withdrawal (as described under “Total Withdrawal Base Adjustments” below).

RGMB 18 0106 (NY) (AJ)	(4)	(Income/Growth/Death-Joint)

ARTICLE II CONTINUED

Minimum Remaining Withdrawal Amount

The minimum remaining withdrawal amount is the total minimum dollar amount of guaranteed withdrawals you have remaining, provided withdrawals do not exceed the maximum annual withdrawal amount each rider year. The minimum remaining withdrawal amount on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). The minimum remaining withdrawal amount after the rider date is equal to the minimum remaining withdrawal amount on the rider date plus any premiums added after the rider date (not including premium enhancements, if any) less any adjustments for withdrawals (as described under “Minimum Withdrawal Amount Adjustments” below).

Minimum Remaining Withdrawal Amount Adjustments

Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar for dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the greater of:

1)	the excess gross partial withdrawal amount; and

2)	the result of (A divided by B), multiplied by C, where:

A)	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

Total Withdrawal Base Adjustments

Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by the greater of 1 and 2, where:

1)	is the excess gross partial withdrawal amount; and

2)	is the result of (A divided by B), multiplied by C, where:

A)	is the excess gross partial withdrawal (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the total withdrawal base prior to the withdrawal of the excess amount.

Please see the Appendix attached to this rider which illustrates the withdrawal benefit.

Death Benefit

Upon the later of the annuitant or the annuitant’s spouse’s death, we will pay an additional death benefit amount equal to the excess, if any, of the minimum remaining withdrawal amount over the base policy death benefit and this rider will then terminate.

Designated Funds

If you elect this rider, you must allocate 100% of your initial premium payment and any subsequent premium payments into one or more of the designated funds. You can generally transfer between the designated funds as permitted under your policy.

RGMB 18 0106 (NY) (AJ)	(5)	(Income/Growth/Death-Joint)

ARTICLE III

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. No death benefit will be paid under this rider at this time.

RIDER UPGRADE

You may elect, in writing, to upgrade the total withdrawal base to the policy value within [30] days after the [first] rider anniversary and [30] days after each rider anniversary thereafter, subject to the age restrictions on the new rider. If an upgrade is elected, this rider will terminate and a new rider with the same features will be issued with a new rider date. Both annuitants must be alive when the upgrade is elected. If only one annuitant is alive or if a different rider structure is desired, other riders with different features may be chosen, if available by the Company. The new rider will have its own Growth Rate Percentage which may be lower than this rider’s Growth Rate Percentage. The new rider will have its own Rider Fee Percentage which may be higher than this rider’s Rider Fee Percentage.

At the time of upgrade, the minimum remaining withdrawal amount will also be upgraded to the policy value and the maximum annual withdrawal amount will be recalculated based on the new total withdrawal base.

The new rider effective date will be the date the Company receives all information necessary, in a written form acceptable to the Company, to process the upgrade.

Signed for us at our home office.

RGMB 18 0106 (NY) (AJ)	(6)	(Income/Growth/Death-Joint)